UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 30, 2008 (January 28, 2008)
Monarch Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)
(517) 278-4566
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 28, 2008, Monarch Community Bancorp, Inc. (the “Company”) issued a news release to announce the promotion of William C. Kurtz to the office of Executive Vice President of the Company and Executive Vice President and Chief Operating Officer of the Company’s subsidiary bank, Monarch Community Bank (the “Bank”). Concurrently, the Company announced the appointment of Rebecca S. Crabill to the offices of Vice President and Chief Financial Officer of the Company and the Bank. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits .

Exhibit Number

99.1	Press Release, dated January 28, 2008 issued by Monarch Community Bancorp, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: January 30, 2008	/s/ Donald L. Denney
Donald L. Denney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release, dated January 28, 2008 issued by Monarch Community Bancorp, Inc.